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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report dated September 24, 1999, included in this Form 11-K, into the Plan's previously filed Registration Statement File No. 33-80657.



Jacksonville, Florida
September 24, 1999